Exhibit 99.1
2008 EEI Financial Conference November 11, 2008 Anthony F. Earley (Chairman and CEO) David E. Meador (Executive Vice President and CFO)

3 Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the cost of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing or potential for loss on cash equivalents and investments; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance and stability of insurance providers; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K and 2008 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800- SEC-0330.

5 Gas Midstream Power & Industrial Projects Unconventional Gas Production Detroit Edison MichCon DTE Energy is an Integrated Energy Company Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Electric generation and distribution 2.2 million customers Fully regulated by Michigan Public Service Commission (MPSC) Natural gas distribution 1.2 million customers Fully regulated by MPSC Energy Trading

7 Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Long-term: 5 - 6% per year average Effectively incorporate renewable energy, environmental and infrastructure investments into rate base Manage constructive regulatory environment Focus on strong customer satisfaction Use cost savings to minimize rate increases Proven track record of non-utility value creation Disciplined approach focused on: Premium return on investment Long-term value creation $2.12 per share

Execute Strong Utility Growth Plan

11 Legislation is a Historic Step in Improving Michigan's Energy Policies Creates constructive regulatory environment Enables billions of dollars of investment in the State of Michigan Creates significant permanent jobs to spur Michigan's economy Provides lower cost solution for customers The Bills Provide a Solid Solution to Our Energy Issues with Clear Benefits to Michigan's Residential Customers, Businesses, Utilities and Our Economy

Reduces uncertainty for the utility by certifying need, reasonableness and prudence of investments Certificate of Need Process Ensures Michigan has enough power to meet future needs by improving supply, affordability and reliability Improves the effectiveness and timeliness of ratemaking Electric Choice Reform File and Use Ratemaking Legislation Strengthens Michigan's Regulatory Framework Provides for self-implementing rate changes 6 months from filing subject to refund plus interest based on MPSC final orders Establishes 12 month deadline for rate case completion with enhanced MPSC staffing Rate cases based on forward looking test year Reduces potential customer rate shock caused by regulatory lag Provides a "front-end" process to review proposed investments in new generating assets and power purchase agreements Funds interest during construction Financing plan approved in advance Caps Choice at 10% of load Includes provisions for customers returning to utility service Phase in cost of service based rates over a five year period for all customer classes (2.5% annual cap on residential rate increases for deskewing) 13

2009 2010 2011 2012 2013 2014 2015 East 0.01 0.01 0.01 0.03 0.04 0.060000000013148 0.1 West Legislation Establishes a Renewable Energy Program with Unique Characteristics 3% 4% 6% 10% Potential investment of over $1B to reach 10% RPS by 2015 % Renewables Detroit Edison - Renewable Portfolio Standard (RPS) 10% of electricity sold to retail customers sourced by renewable energy by 2015 Utilities can build up to 50% of the generation required and source the rest Funded by a per-meter levelized rate surcharge for 20 years Surcharge is limited to $3 per month for residential customers, $16.58 per month for commercial secondary customers and $187.50 for commercial primary and industrial customers. Surcharge starts prior to actual construction in order to smooth the rate impact for customers. Compliance targets are reduced if RPS costs exceed the surcharge 15 1% 1% 1% 1% 1% 1%

DTE Energy has Proactively Initiated Wind Development More than 42,000 acres of easements under contract by DTE Six operating meteorological stations collecting wind and weather data Wildlife studies and aviation restriction evaluations underway Applied for MISO interconnection at three locations 17

EO includes energy efficiency, demand response and conservation EO investments with an economic life greater than one year will be capitalized Working to determine expenditure levels, expect to spend $50 - 100 million at the utilities Targeted annual savings of 1% for natural gas sales by 2012 If EO spend is at least 0.5% of revenue, MichCon may decouple revenues from volumetric sales File and Use ratemaking substantially offsets need for lost revenue recovery Energy Optimization (EO) Programs Provide Additional Growth Opportunities 19 Commercial & Industrial Primary Commercial & Industrial Secondary Residential Annual EO Target (% of sales) GWh Annual Energy Optimization Savings at Detroit Edison 0.3% 1% 0.5% 0.75%

Renewable Energy and Energy Optimization Programs will be Implemented in 2009 Regulatory Timeline Oct 2008 Dec 2008 Feb 2009 Apr 2009 MPSC issues preliminary order on RPS/EO guidelines (within 60 days following passage of legislation) Detroit Edison files RPS/EO plan (within 90 days following MPSC order) MPSC Approves plan (within 90 days following filing of plan) 21 June 2009 Legislation Passed

Additional State and Federal Regulations Drive Significant Environmental Investment Reduces SO2 emissions Reduces mercury emissions Reduces NOx emissions Reduces mercury emissions when combined with Flue Gas Desulfurization Reduces temperature of water discharge Protects wildlife located in waters around plants Michigan Mercury Rule National Clean Air Act (CAA) National Clean Water Act (CWA) 1st Qtr FGD 700 SCR 250 ACI 240 Cooling 100 Active Carbon Injection (ACI) and Fabric Filters Flue Gas Desulfurization (scrubbers) Selective Catalytic Reduction (SCR) Cooling towers / other 2009 - 2013 Investment Outlook Mandatory Environmental Capital Spend to Comply with New and Existing Legislation Will be Significant Over $1B (Potential) 23

New Base Load Generation and Potential Carbon Legislation Drive Longer Term Growth Michigan's Future Energy Needs Drive Longer Term Investments in New Base Load Generation License application submitted for new nuclear unit in September 2008 NRC approval expected no earlier than 2012 Actual capital expenditures and construction schedule depend on multiple variables: Load Climate change legislation Timing of retirement of some coal plants 25 Fermi 3 Artist Rendering Fermi 2 Fermi 3

27 1st Qtr Infrastructure 3856 Environmental Controls 1244 Renewable Energy / Energy Efficiency 1099 MichCon 800 Detroit Edison Infrastructure Investments Environmental Compliance Renewable Energy 2009 - 2013 Capital Outlook MichCon Capital Disallowance Renewable Energy plan pre-approved by MPSC Historical full recovery of spend on environmental compliance Rate Impacts Renewable investments funded by a per meter surcharge for 20 years to smooth the rate impact Continuous improvement initiatives provide ongoing cost savings Energy Optimization program supports savings for our customers Strong focus on customer satisfaction Ongoing initiatives to offset fuel cost increases Michigan Economy File and use ratemaking Select use of trackers including MichCon bad debt tracker Legislation and Continuous Improvement Allow Us to Successfully Execute Our Utility Growth Plan Risk Mitigation Factors Projected Utility Investment of $7B

1st Qtr 25.8 25.7 25.8 1st Qtr 25.8 25.7 25.8 29 We Have a Strong Regulatory Structure in Place to Manage Economic Risk Detroit Edison Service Area: Electric Sales (GWh) Temperature Normalized Includes Electric Choice 39.8 Q3 2007 Q3 2008 40.2 Down over 1% YTD 2008 Detroit Edison Service Area: % of 2007 Electric Sales and Gross Margin to Auto Manufacturers and Suppliers Revenues Gross Margin Sales (MWh) 1st Qtr 12 9 6 9% 12% 6% Legislation strengthens our regulatory structure File and use rate making Rate case based on forward looking test year Our continuous improvement initiatives drive optimal regulatory outcomes Cost improvement Capital discipline Intense focus on customer service YTD 2008 YTD 2007 14.4 14.1 Down over 2% Q3 2008

Cost Efficiency Reduces the Need for Rate Increases Continuous improvement helps mitigate unfavorable economic conditions and uncertain future cost pressures 31 Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase Key Continuous Improvement Initiatives Productivity and reliability improvements Capital discipline Fuel cost savings Customer Satisfaction Time

Execute Value Focused Non-Utility Growth Plan

35 Non-Utility Investment Focused on Three Key Areas Transport and store natural gas 89 Bcf non-utility natural gas storage 348 miles of pipeline in service; 186 miles under construction Power & Industrial Projects Gas Midstream Unconventional Gas Production Western Barnett Shale gas production in Texas 64,000 net acres 155 producing wells 336 Bcfe reserves* Own and operate energy-related assets Industrial Solid Fuels On-Site Energy Services Renewable Energy Coal Services * As of 12/31/2007 (proved and probable reserves)

37 2007A MichCon 236 GSPP We Have a Disciplined Non-Utility Investment Approach Focused on Value Creation and Premium Returns 2008E Operating Earnings* Expect to invest $200-$300 million annually Expand existing assets Vector Pipeline Shelby Storage New investments Millennium Pipeline Storage Optimize existing projects Disciplined approach to new industrial and renewable projects Gas Midstream Power & Industrial Non-Utility Investment Outlook Barnett Shale * Reconciliation to GAAP reported earnings included in the appendix Prove up current acreage Opportunistically add acreage adjacent to current areas of operations $115-150 million

39 Source: Wood Mackenzie; EIA; CERA; DTE Analysis U.S. Supply - Past Forecast (2005) Unconventional Conventional LNG Imports from Canada U.S. Supply - Current Forecast Unconventional Conventional LNG Imports from Canada Bcf/d Forecast Bcf/d Forecast Unconventional Gas is Expected to Play an Increasingly Important Role in Meeting Domestic Demand

Gas is Expected to Flow to the Midwest and Onward to the Northeast from Several Sources Potential Key Unconventional Gas Supply Flows (2008-2015) Flows to the Midwest from the Rockies, Texas, and Gulf Coast will create supply that will be positioned to access markets in the Northeast In addition, development of the Marcellus shale should lead to additional flows into the Northeast and Mid-Atlantic, generating midstream growth opportunities in these regions 41

DTE's Pipeline and Storage Infrastructure is Well Positioned to Capture Value from the New Gas Supply Flows Vector MichCon Chicago Empire Dawn TCPL Millennium Ontario New York Quebec Pennsylvania Ohio Michigan Indiana DTE Gas Pipeline and Storage Investment Opportunities NY City Virginia West Virginia Kentucky Illinois Rockies Texas Gulf Coast Marcellus Shale Midwest Pipeline Opportunities (40% ownership interest in Vector Pipeline, 1.2Bcf/d capacity) Vector expansion (Joliet to Dawn) Dawn Gateway Project (and future expansions) Midwest Storage Opportunities (Currently own 88.9 Bcf of storage capacity) Improved utilization of existing infrastructure Storage expansion in Southeast and Northern Michigan Northeast Pipeline Opportunities (26% ownership interest in Millennium Pipeline, In service Q4 2008, 0.5Bcf/d capacity) Millennium expansion projects Millennium connection to downstream markets Millennium laterals to Marcellus shale 43 DTE Storage

Industrial Solid Fuels Product Value: Quality coke production and supply for steel- making Cost savings via substituting pulverized coal and petcoke for higher priced natural gas On-Site Energy Services Product Value: Labor savings, fuel / energy savings, O&M efficiency Lower energy costs for industrials Product Value: Cost competitive and reliable green power Cost competitive base- load supply of renewable energy (landfill gas) 4 coke battery projects 4 pulverized fuel projects 18 auto onsite projects 2 airport projects 50 MM tons annual coal transportation Coal transmission terminal Coal marketing 2 wood-burning plants 1 re-powering project 20 landfill gas projects Existing Projects Product Value: Cost competitive supply of coal and transportation services Revenue optimization and risk management Coal Services Power & Industrial Projects Provide Utility-Like Services to Select, Energy-Intensive Industries Product line expertise and extensive industry relationships help P&I develop customized, high value solutions for its customers that cannot be easily replicated by competitors Renewables 45

Time, Capital Relative Value Unproven Acreage Initial Development Full Development ILLUSTRATIVE Barnett Core (sold) Western Barnett Mature Less Mature Concentrating on moving Western Barnett assets up the value curve Development of Western assets is progressing Economic success in all 5 areas where we have focused drilling activity 155 gross producing wells producing 17 Mmcfe/day 70% of revenue from natural gas, 30% oil/gas liquids Previous Core Barnett monetization very successful $250 million sale price 100% after-tax IRR Barnett Shale Properties Positioned to Produce Future Shareholder Value E&P Value Curve 47

Financial Outlook

51 * Reconciliation to GAAP reported earnings included in the appendix 2008 Operating Earnings Guidance * Drivers ($ millions) 51 Solid Q3 earnings results YTD 2008 results are on track Strong focus on cost reductions as we continue to monitor the economy YTD 09/30/2008 2008 Guidance 2008 Earnings Guidance Remains on Track

Successfully accessed the bond market in October Expect to occasionally access credit markets to improve liquidity Drew on bank lines to provide cushion Staggered maturities of bank credit lines No remaining debt maturities this year; only $220M next year, which we expect to pay off We are building additional flexibility into financial plan to ensure we meet liquidity requirements in a wide range of scenarios As of 10/24/08 Available Liquidity ($ millions) 53 Maintaining our Commitment to a Strong Balance Sheet and Solid Liquidity

55 Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield NI 0.070661 TE 0.069144 PNW 0.066204 CNP 0.063149 PGN 0.062723 WR 0.060104 DTE 0.059853 TEG 0.056457 SCG 0.055741 VVC 0.054873 XEL 0.054629 ED 0.054117 AEP 0.050758 SRP 0.04896 DPL 0.04878 LNT 0.047154 PCG 0.04238 NST 0.042366 FE 0.041913 EXC 0.038638 ETR 0.038373 NU 0.038117 FPL 0.037497 CMS 0.035156 WEC 0.024828 DTE 6.0% October 31, 2008

Summary

59 Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Long-term: 5 - 6% per year average Effectively incorporate renewable energy, environmental and infrastructure investments into rate base Manage constructive regulatory environment Focus on strong customer satisfaction Use cost savings to minimize rate increases Proven track record of non-utility value creation Disciplined approach focused on: Premium return on investment Long-term value creation $2.12 per share

Appendix

63 1st Qtr 136 136 182 190 192 209 182 172 45 8 2 17 2 29 10 172 Q3 2008 Operating Earnings Variance 3Q 2007 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Gas Midstream Energy Trading Corporate & Other 3Q 2008 Operating Earnings $136 $9 $2 $17 $2 ($28) ($10) $173 $45 Utility results driven by O&M improvements Power & Industrial driven by increased coke margins and a Holding Company true-up related to synfuels Strong accounting earnings at Energy Trading in Q3 2007 Holding Company primarily driven by a Power & Industrial true- up related to synfuels DTE Energy Segment Operating Earnings Variance* Drivers * Reconciliation to GAAP reported earnings included in the appendix ($ millions)

65 1st Qtr 317 317 338 338 340 343 327 327 23 2 2 5 2 17 2 329 YTD September 30th Operating Earnings Variance YTD 9/30/07 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Gas Midstream Energy Trading Corporate & Other YTD 9/30/08 Operating Earnings $317 ($2) ($1) $5 $2 ($17) $2 $329 $23 DTE Energy Segment Operating Earnings Variance* * Reconciliation to GAAP reported earnings included in the appendix ($ millions) Detroit Edison primarily driven by expiration of temporary rate reduction and non-recurring computer system startup costs in 2007 partially offset by lower sales volumes and higher uncollectible expense Increased coke margins at Power & Industrial Strong accounting earnings at Energy Trading in 2007 Drivers

67 YTD September 30th 2008 Cash Flow Adjusted cash from operations includes refunds to synfuel partners in 2008 Proceeds from Antrim sale used for stock repurchases and debt reductions in 2007 Capital primarily driven by operational improvements at our utilities ($ billions) DTE Energy Cash Flow Drivers YTD 09/30/2007 YTD 09/30/2008 * Reconciliation to GAAP reported cash flow included in the appendix

69 YTD September 30th 2008 Capital Expenditures YTD 09/30/07 YTD 09/30/08 Detroit Edison capital spending totaled $651M YTD 9/30/08, driven by environmental spending and normal operational improvements MichCon capital driven by timing of routine capital spend Power & Industrial capital driven by a coke battery investment ($ millions) DTE Energy Capital Expenditures Drivers

71 2008 Cash Flow and Capital Guidance DTE Energy 2008 Cash Flow Guidance ($ billions) 2008 Capex Guidance ($ billions) * Reconciliation to GAAP reported cash flow included in the appendix

Detroit Edison Sales Volumes 73

75 Barnett Map Clay Zones of DTE Acreage Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area 62,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto

77 Reconciliation of Q3 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

79 Reconciliation of Q3 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

81 Reconciliation of YTD September 30th 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

83 Reconciliation of YTD September 30th 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

85 Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance for operating earnings. It is likely that certain items that impact the company's 2008 reported results will be excluded from operating results. A reconciliation to the comparable 2008 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.